Supplement to the
Fidelity® Series Emerging Markets Fund, Fidelity® Series Emerging Markets Opportunities Fund, Fidelity® Series International Growth Fund, Fidelity® Series International Small Cap Fund and Fidelity® Series International Value Fund
December 30, 2020
Prospectus

Effective September 1, 2021, the following information replaces similar information for Fidelity Series International Small Cap Fund found in the “Fund Summary” section under the “Principal Investment Strategies” heading.

  Normally investing at least 80% of assets in securities of companies with small market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the MSCI EAFE Small Cap Index or the MSCI ACWI ex USA Small Cap Index).

Effective September 1, 2021, the following information replaces similar information for Fidelity Series International Small Cap Fund found in the “Fund Basics” section under the “Principal Investment Strategies” heading.

The Adviser normally invests at least 80% of the fund's assets in securities of companies with small market capitalizations. Although a universal definition of small market capitalization companies does not exist, for purposes of this fund, the Adviser generally defines small market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the MSCI EAFE Small Cap Index or the MSCI ACWI ex USA Small Cap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the fund's investment. The size of the companies in each index changes with market conditions and the composition of the index.

Effective September 1, 2021, the following information supplements information found in the “Additional Index Information” section under the “Appendix” heading.

MSCI ACWI (All Country World Index) ex USA Small Cap Index is a market capitalization-weighted index designed to measure the investable equity market performance for global investors of small cap stocks in developed and emerging markets, excluding the United States. Index returns for periods after April 1, 2014 are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts.

GSV-S-21-01 1.928460.113	June 17, 2021